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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C.  20549


                                    FORM 8-K


                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported) JUNE 20, 1995
                                                         (JUNE 6, 1995)


                          CORNERSTONE NATURAL GAS, INC.
             (Exact name of registrant as specified in its charter)



                                    DELAWARE
                 (State or other jurisdiction of incorporation)



    0-11994                                                    74-1952257
(Commission                                                 (IRS Employer
File Number)                                              Identification No.)


          8080 N. CENTRAL EXPRESSWAY
               SUITE 1200
          DALLAS, TEXAS                                  75206
     (Address of principal executive offices)          (Zip Code)


        Registrant's telephone number, including area code (214) 691-5536

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ITEM 5.   OTHER EVENTS

          On June 6, 1995, but effective as of April 2, 1995, Cornerstone Pipeline Company ("CPC"), a wholly owned subsidiary of Cornerstone Natural Gas, Inc. ("Cornerstone") pursuant to a Securities Purchase Agreement dated as of June 6, 1995, purchased all of the capital stock of Energy Transfer Corporation, a Texas corporation ("ETC") and all of the limited partnership interest of Energy Transfer I, Ltd., a Texas limited partnership ("ETI") for a total purchase price of $2,880,000; and on June 15, 1995, but effective as of July 1, 1995, subject to a Securities Purchase Agreement dated June 15, 1995, CPC purchased all of the limited partnership interest of Energy Transfer II, Ltd., a Texas limited partnership ("ETII") for a total purchase price of $320,000. ETC is a 2% general partner of both ETI and ETII.

          Mr. Kelcy Warren ("Warren"), President and Chief Operating Officer of Cornerstone, received $57,600 as the sole owner of the stock of ETC and $1,411,200 as owner of 50% of the limited partnership interest of ETI and $160,000 as owner of 50% of the limited partnership interest of ETII. Mr. Ray Davis ("Davis"), Chairman of the Board and Chief Executive Officer of Cornerstone and Mr. Ben H. Cook ("Cook"), a director of Cornerstone, each received $705,600 from the sale of limited partnership interest in ETI. Davis, in addition, received $80,000 from the sale of the limited partnership of ETII. CPC will pay Warren an additional $100,000 and Davis an additional $50,000 as limited partners of ETII if additional gas is dedicated to the system by January 1, 1996.

          Warren was a director of Cornerstone, but neither Davis nor Cook were officers or directors when ETI and ETII were formed to own and operate the System. In addition, as a condition to the sale, Warren has agreed to remain as President of ETC.

          ETI and ETII are limited partnerships that own the Oletha Gas Gathering System ("System") located in Limestone County, Texas. The System is approximately 15 miles of gathering facilities which currently gathers in excess of 30 MMCFD. Cornerstone has operated the System for the last two years for ETI and ETII under a management contract for $5,000 a month.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

(a)  Financial statements of business acquired - not applicable

(b)  Pro forma financial information - not applicable

(c)  Exhibits

     10.1 Securities Purchase Agreement by and between Kelcy L. Warren, Individually as the Sole Shareholder of Energy Transfer Corporation and as a Limited Partner of Energy Transfer I, Ltd., and Flowstone L.P., as a Limited Partner of Energy Transfer I, Ltd. and Cornerstone Pipeline Company dated June 6, 1995.

     10.2 Securities Purchase Agreement by and between Kelcy L. Warren, Individually, as a Limited Partner of Energy Transfer II, Ltd., Ray Davis, Individually, as a Limited Partner of Energy Transfer II, Ltd., and TMcD, Ltd., as a Limited Partner of Energy Transfer II, Ltd., and Cornerstone Pipeline Company dated June 15, 1995.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                         CORNERSTONE NATURAL GAS, INC.
                         (Registrant)


Dated: June 20, 1995                /s/ Ray C. Davis
                                   -------------------------------------
                                   Ray C. Davis
                                   Chairman of the Board and
                                   Chief Executive Officer

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